EXHIBIT 10.2

FIFTH AMENDMENT TO
LOAN AGREEMENT

THIS FIFTH AMENDMENT TO LOAN AGREEMENT (this “Amendment”) is entered into as of November 7, 2018 by and among SCHOOL SPECIALTY, INC., a Delaware corporation (“Company”), CLASSROOMDIRECT.COM, LLC, a Delaware limited liability company (“Classroom”), SPORTIME, LLC, a Delaware limited liability company (“Sportime”), DELTA EDUCATION, LLC, a Delaware limited liability company (“Delta”), PREMIER AGENDAS, LLC, a Delaware limited liability company (as successor in interest to Premier Agendas, Inc., a Washington corporation, “Premier”), CHILDCRAFT EDUCATION, LLC, a Delaware limited liability company (as successor in interest to Childcraft Education Corp., a New York corporation, “Childcraft”), BIRD-IN-HAND WOODWORKS, LLC, a Delaware limited liability company (as successor in interest to Bird-In-Hand Woodworks, Inc., a New Jersey Corporation, “Bird”), CALIFONE INTERNATIONAL, LLC, a Delaware limited liability company (as successor in interest to Califone International, Inc., a Delaware corporation, “Califone”), SSI GUARDIAN, LLC, a Delaware limited liability company (“SSI”, and together with Classroom, Sportime, Delta, Premier, Childcraft, Bird and Califone collectively, “Subsidiary Borrowers” and each, individually, a “Subsidiary Borrower”), the Lenders party hereto, and BANK OF AMERICA, N.A., as agent for the Lenders (in such capacity, “Agent”).

WHEREAS, Company, Subsidiary Borrowers from time to time party thereto, Agent, and the Lenders from time to time party thereto are parties to that certain Loan Agreement, dated as of June 11, 2013 (as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Loan Agreement”); and

WHEREAS, Company has requested that Agent and the Lenders amend the Loan Agreement in certain respects as set forth herein, and Agent and the Lenders party hereto have agreed to the foregoing, on the terms and conditions set forth herein.

NOW THEREFORE, in consideration of the premises and mutual agreements herein contained, the parties hereto agree as follows:

1.

Defined Terms.  Unless otherwise defined herein, capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Loan Agreement.

2.

Amendments to Loan Agreement.  Subject to the satisfaction of the conditions set forth in Section 5 below and in reliance upon the representations and warranties of Borrowers and the Guarantors party hereto set forth in Section 6 below, the Loan Agreement is amended as follows:

(A)

Section 1.1 of the Loan Agreement is hereby amended by adding the following defined terms in their proper alphabetical order:

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Beneficial Ownership Certification: a certification regarding beneficial ownership as required by the Beneficial Ownership Regulation, in form and substance satisfactory to Agent.

Beneficial Ownership Regulation: 31 C.F.R. § 1010.230.

FASB ASC: the Accounting Standards Codification of the Financial Accounting Standards Board.

Fifth Amendment: that certain Fifth Amendment to Loan Agreement, dated as of November 7, 2018, and effective as of the Fifth Amendment Effective Date, among the Borrowers party thereto, the Lenders party thereto and the Agent.

Fifth Amendment Effective Date: as defined in the Fifth Amendment.

LIBOR Screen Rate: as defined in Section 1.5.

LIBOR Successor Rate: as defined in Section 1.5.

LIBOR Successor Rate Conforming Changes: with respect to any proposed LIBOR Successor Rate, any conforming changes to this Agreement, including changes to Base Rate, Interest Period, timing and frequency of determining rates and payments of interest and other administrative matters as may be appropriate, in Agent’s discretion, to reflect the adoption of such LIBOR Successor Rate and to permit its administration by Agent in a manner substantially consistent with market practice (or, if Agent determines that adoption of any portion of such market practice is not administratively feasible or that no market practice for the administration of such LIBOR Successor Rate exists, in such other manner of administration as Agent determines in consultation with Borrowers).  Such changes shall provide that the LIBOR Successor Rate cannot be less than zero for purposes of this Agreement.

Scheduled Unavailability Date: as defined in Section 1.5.

(B)

Section 1.2 of the Loan Agreement is hereby amended and restated in its entirety as follows:

1.2

Accounting Terms.

Under the Loan Documents (except as otherwise specified therein), all accounting terms shall be interpreted, all accounting determinations shall be made, and all financial statements shall be prepared, in accordance with GAAP applied on a basis consistent with the most recent audited financial statements of Borrowers delivered to Agent before the Closing Date and using the same inventory valuation method as used in such financial statements, except for any change required or permitted by GAAP if Borrowers’ certified public accountants concur in such change, the change is

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disclosed to Agent, and all relevant provisions of the Loan Documents are amended in a manner satisfactory to Required Lenders to take into account the effects of the change; provided that, notwithstanding the foregoing, GAAP shall include the application of FASB ASC 606 with retroactive effect as of December 31, 2017 for purposes of the computation of any financial covenant contained herein and for all other purposes of the Loan Documents, with effect on the Fifth Amendment Effective Date.

(C)

Section 1.5 of the Loan Agreement is hereby amended and restated in its entirety as follows:

“1.5

LIBOR Amendment.  Notwithstanding anything to the contrary in this Agreement or any other Loan Documents, if Agent determines (which determination shall be conclusive absent manifest error), or Borrower Agent or Required Lenders notify Agent (with, in the case of the Required Lenders, a copy to Borrower Agent) that Borrowers or Required Lenders (as applicable) have determined, that:

(a)

adequate and reasonable means do not exist for ascertaining LIBOR for any applicable interest period, because the LIBOR quote on the applicable screen page (or other source) used by Agent to determine LIBOR (“LIBOR Screen Rate”) is not available or published on a current basis and such circumstances are unlikely to be temporary; or

(b)

the administrator of the LIBOR Screen Rate or a Governmental Authority having jurisdiction over the Agent has made a public statement identifying a specific date (“Scheduled Unavailability Date”) after which LIBOR or the LIBOR Screen Rate shall no longer be made available, or used for determining the interest rate of loans; or

(c)

syndicated loans currently being executed, or that include language similar to that contained in this Section, are being executed or amended (as applicable) to incorporate or adopt a new benchmark interest rate to replace LIBOR;

then, reasonably promptly after such determination by Agent or receipt by Agent of such notice, as applicable, Agent and Borrower Agent may amend this Agreement to replace LIBOR with an alternate benchmark rate (including any mathematical or other adjustments to the benchmark (if any) incorporated therein), giving due consideration to any evolving or then existing convention for similar Dollar denominated syndicated credit facilities for such alternative benchmarks (“LIBOR Successor Rate”), together with any proposed LIBOR Successor Rate Conforming Changes and the amendment shall be effective at 5:00 p.m. on the fifth Business Day after Agent posts the amendment to all Lenders and Borrowers unless, prior to such time, Required Lenders notify

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Agent that they do not accept the amendment.

If no LIBOR Successor Rate has been determined and the circumstances under clause (a) above exist or the Scheduled Unavailability Date has occurred, Agent will promptly notify Borrowers and Lenders. Thereafter, (i) the obligation of Lenders to make or maintain LIBOR Loans shall be suspended (to the extent of the affected LIBOR Loans or Interest Periods), and (ii) the LIBOR component shall no longer be used in determining Base Rate.  Upon receipt of such notice, Borrower Agent may revoke any pending request for funding, conversion or continuation of a LIBOR Loan (to the extent of the affected LIBOR Loans or Interest Periods) or, failing that, will be deemed to have requested a Base Rate Loan.”.

(D)

Section 9.1.1 of the Loan Agreement is hereby amended by adding the following sentence at the end of such Section:

“As of the Fifth Amendment Effective Date, all information included in any Beneficial Ownership Certification is true and complete in all respects.”.

(E)

Section 10.1.2 of the Loan Agreement is hereby amended to (i) delete “and” from the end of clause (j) thereof, (ii) delete the period at the end of clause (k) thereof and replace it with “; and”, and add the following clause (l) at the end thereof:

“(l)

promptly following any request therefor, provide information and documentation reasonably requested by Agent or any Lender for purposes of compliance with applicable “know your customer” and anti-money-laundering rules and regulations, including, without limitation, the Patriot Act and the Beneficial Ownership Regulation.”.

(F)

Section 14.1.1 of the Loan Agreement is hereby amended by deleted “No” at the beginning of such Section and replacing it with the phrase “Except as provided in Section 1.5, no”.

(G)

Section 14.1.1(c) of the Loan Agreement is hereby amended and restated in its entirety as follows:

“(c)

without the prior written consent of each affected Lender, including a Defaulting Lender, no modification shall (i) increase the Commitment of such Lender; (ii) reduce the amount of, or waive or delay payment of, any principal, interest or fees payable to such Lender (except as provided in Section 4.2); provided that no modification or amendment entered into pursuant to the terms of Section 1.5 shall constitute a reduction in the rate of interest or fees for purposes of this clause (c); (iii) extend the Revolver Termination Date; or (iv) amend this clause (c);”.

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(H)

Section 14.16 of the Loan Agreement is hereby amended by adding the phrase “, including the Patriot Act and Beneficial Ownership Regulation” immediately before the period at the end of such Section.

3.

Continuing Effect.  Except as expressly set forth in Section 2 of this Amendment, nothing in this Amendment shall constitute a modification or alteration of the terms, conditions or covenants of the Loan Agreement or any other Loan Document, or a waiver of any other terms or provisions thereof, and the Loan Agreement and the other Loan Documents shall remain unchanged and shall continue in full force and effect, in each case as amended hereby.

4.

Reaffirmation and Confirmation.  Each of Company, each Subsidiary Borrower and each Guarantor party hereto hereby ratifies, affirms, acknowledges and agrees that the Loan Agreement and the other Loan Documents represent the valid, enforceable and collectible obligations of Borrowers and the Guarantors, and further acknowledges that there are no existing claims, defenses, personal or otherwise, or rights of setoff whatsoever with respect to the Loan Agreement or any other Loan Document. Each of Company, each Subsidiary Borrower and each Guarantor party hereto hereby agrees that this Amendment in no way acts as a release or relinquishment of the Liens and rights securing payments of the Obligations.  The Liens and rights securing payment of the Obligations are hereby ratified and confirmed by Borrowers and the Guarantors party hereto in all respects.

5.

Conditions to Effectiveness of Amendment.  This Amendment shall become effective as of September 29, 2018 upon the satisfaction of each of the following conditions precedent (the “Fifth Amendment Effective Date”):

(a)

Each party hereto shall have executed and delivered this Amendment to Agent;

(b)

Agent shall have received a fully executed copy, in form and substance reasonably satisfactory to Agent, of an amendment to the Term Loan Agreement;

(c)

At least one (1) Business Day prior to the Fifth Amendment Effective Date, any Borrower that qualifies as a “legal entity customer” under the Beneficial Ownership Regulation (as defined in the Loan Agreement, as amended hereby) shall have delivered to each Lender that so requests a Beneficial Ownership Certification (as defined in the Loan Agreement, as amended hereby) in relation to such Borrower;

(d)

All proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be reasonably satisfactory to Agent and its legal counsel; and

(e)

No Default or Event of Default shall have occurred and be continuing.

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6.

Representations and Warranties.  In order to induce Agent and Lenders to enter into this Amendment, each Borrower and each Guarantor party hereto hereby represents and warrants to Agent and Lenders that, after giving effect to this Amendment:

(a)

All representations and warranties contained in the Loan Agreement and the other Loan Documents are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the date of this Amendment, in each case as if made on and as of such date, other than representations and warranties that expressly relate solely to an earlier date (in which case such representations and warranties were true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of such earlier date);

(b)

No Default or Event of Default has occurred and is continuing; and

(c)

This Amendment and the Loan Agreement, as amended hereby, constitute legal, valid and binding obligations of each Borrower and the Guarantors and are enforceable against each Borrower and the Guarantors in accordance with their respective terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors’ rights generally.

7.

Miscellaneous.

(a)

Expenses.  Borrowers agree to pay on demand all expenses of Agent (including expenses of its legal counsel) in connection with the preparation, negotiation, execution, delivery and administration of this Amendment in accordance with the terms of the Loan Agreement.

(b)

Governing Law.  This Amendment shall be a contract made under and governed by, and construed in accordance with the internal laws of the State of New York.

(c)

Counterparts.  This Amendment may be executed in any number of counterparts, and by the parties hereto on the same or separate counterparts, and each such counterpart, when executed and delivered, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment.  Delivery of an executed signature page of this Amendment by facsimile transmission or electronic photocopy (i.e. “pdf”) shall be effective as delivery of a manually executed counterpart hereof.

8.

Release.  In consideration of the agreements of Agent and Lenders contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each Borrower and each Guarantor party hereto, on behalf of itself and its respective successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges Agent

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and Lenders, and their successors and assigns, and their present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (Agent, each Lender and all such other Persons being hereinafter referred to collectively as the “Releasees” and individually as a “Releasee”), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever (individually, a “Claim” and collectively, “Claims”) of every name and nature, known or unknown, suspected or unsuspected, as of the date of this Amendment, both at law and in equity, which any Borrower or any Guarantor, or any of their respective successors, assigns, or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the day and date of this Amendment, in each case for or on account of, or in relation to, or in any way in connection with any of the Loan Agreement, or any of the other Loan Documents or transactions thereunder or related thereto.

[Signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized and delivered on November 7, 2018, with an effective date as of September 29, 2018.

SCHOOL SPECIALTY, INC., as a Borrower and a Guarantor By: /s/ Joseph M. Yorio Name: Joseph M. Yorio Title: President & CEO

CLASSROOMDIRECT.COM, LLC, as a Borrower and as a Guarantor By: /s/ Joseph M. Yorio Name: Joseph M. Yorio Title: President

SPORTIME, LLC, as a Borrower and as a Guarantor By: /s/ Joseph M. Yorio Name: Joseph M. Yorio Title: President

DELTA EDUCATION, LLC, as a Borrower and as a Guarantor By: /s/ Joseph M. Yorio Name: Joseph M. Yorio Title: President

[Signature page to Fifth Amendment to ABL]

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PREMIER AGENDAS, LLC, as a Borrower and as a Guarantor By: /s/ Joseph M. Yorio Name: Joseph M. Yorio Title: President

CHILDCRAFT EDUCATION, LLC, as a Borrower and as a Guarantor By: /s/ Joseph M. Yorio Name: Joseph M. Yorio Title: President

BIRD-IN-HAND WOODWORKS, LLC, as a Borrower and as a Guarantor By: /s/ Joseph M. Yorio Name: Joseph M. Yorio Title: President

CALIFONE INTERNATIONAL, LLC, as a Borrower and as a Guarantor By: /s/ Joseph M. Yorio Name: Joseph M. Yorio Title: President

SSI GUARDIAN, LLC, as a Borrower and as a Guarantor By: /s/ Joseph M. Yorio Name: Joseph M. Yorio Title: President

[Signature page to Fifth Amendment to ABL]

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BANK OF AMERICA, N.A., as Agent and as a Lender By: /s/ Robert J. Lund Name: Robert J. Lund Title: Senior Vice President

[Signature page to Fifth Amendment to ABL]

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BANK OF MONTREAL, as a Lender By: /s/ Terrence Mc. Kenna Jr. Name: Terrence McKenna Jr. Title: Director

[Signature page to Fifth Amendment to ABL]

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